SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) MARCH 15, 2005


                                MOVING BYTES INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
                 (State or Other Jurisdiction of Incorporation)


                                    000-30058
                            (Commission File Number)


                                   52-2267986
                        (IRS Employer Identification No.)


              4340 REDWOOD HWY., SUITE F222, SAN RAFAEL, CALIFORNIA
                    (Address of Principal Executive Offices)

                                      94903
                                   (Zip Code)


                                 (415) 446-5546
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

This Form 8K/A amends and restates the Form 8-K filed by Moving Bytes Inc. on March 21, 2005 to clarify the period through which Moving Bytes Inc. had no disagreements with its dismissed independent public accountants, KPMG LLP, Chartered Accountants.

      (a) On March 15, 2005, the board of directors of Moving Bytes Inc. dismissed its independent public accountants, KPMG LLP, Chartered Accountants ("KPMG") in an attempt to reduce costs, and on the same date engaged the services of Bagell Josephs and Company, LLC ("Bagell Josephs") as the new independent public accountants for the year ending December 31, 2004. Moving Bytes Inc.'s board of directors recommended and approved the dismissal of KPMG and the appointment of Bagell Josephs.

            During Moving Bytes Inc.'s two most recent fiscal years, and the subsequent interim periods through March 15, 2005, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, auditing scope, or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

            KPMG's report on the consolidated financial statements of Moving Bytes Inc. as of and for the years ended December 31, 2002 and 2003, contained a separate paragraph stating "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2 to the financial statements, the Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)   Exhibits

      16.1  Letter, dated March 23, 2005 from KPMG LLP, Chartered Accountants.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Moving Bytes Inc.
                                           (Registrant)


Date: March 23, 2005                       By: /s/ Mark Smith
                                               ---------------------------------
                                               Name:  Mark Smith
                                               Title: Chief Financial Officer